Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

ADS LETTER OF TRANSMITTAL

TO TENDER AMERICAN DEPOSITARY SHARES

OF

ARCELOR S.A.

PURSUANT TO THE U.S. OFFER

BY

MITTAL STEEL COMPANY N.V.

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT [•], NEW YORK CITY TIME,

ON [•] 2006, UNLESS THE U.S. OFFER IS EXTENDED OR UNLESS IT LAPSES OR IS WITHDRAWN

PRIOR TO THAT TIME.

THE ADS CENTRALIZING AGENT FOR THE U.S. OFFER IS:

The Bank of New York

By Mail:	By Hand:	By Overnight Delivery:

The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window, Street Floor New York, NY 10286	The Bank of New York Tender & Exchange Department – 11 West 101 Barclay Street New York, NY 10286

For Notice of Guaranteed Delivery Only, By Facsimile Transmission: (212) 815-6433 (Eligible Institutions Only)

To Confirm Facsimile Transmission By Telephone: (212) 815-6212 (Eligible Institutions Only)

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE A FORM W-9 OR W-8, AS APPROPRIATE, UNLESS AN AGENT’S MESSAGE (AS DEFINED BELOW) IS DELIVERED. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE ADS CENTRALIZING AGENT.

THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED. THIS ADS LETTER OF TRANSMITTAL SHOULD BE USED ONLY FOR TENDERING ARCELOR ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING ARCELOR SECURITIES OTHER THAN ARCELOR ADSs.

DESCRIPTION OF ARCELOR AMERICAN DEPOSITARY SHARES (ADSs) TENDERED
Name(s), Address(es) and Daytime Telephone numbers of Record holder(s) (If blank, please fill in exactly as name(s) appear on the ADR(s))	Arcelor ADSs Tendered (Attach Additional Signed List, if Necessary)
	ADR Number(s)*	Total Number of ADSs Evidenced by ADRs*	Number of ADSs Tendered**

Total ADRs Tendered
Total Book-Entry ADSs Tendered
Total ADSs Tendered

*       ADR numbers are not required if tender is made by book-entry transfer.

**     If you desire to tender fewer than all Arcelor ADSs evidenced by any ADR listed above, please indicate in this column the number of Arcelor ADSs you wish to tender. Otherwise, all Arcelor ADSs evidenced by such ADR will be deemed to have been tendered. See Instruction 4.

☐        CHECK HERE IF ANY OF THE ADRs EVIDENCING ARCELOR ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, MUTILATED OR STOLEN AND FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

NUMBER OF ARCELOR ADSs EVIDENCED BY LOST, DESTROYED, MUTILATED OR STOLEN ADR(s):

_____________________________________________________________________

To make an election, please see box entitled “Primary-Secondary Offer Election” on page 12 of this ADS Letter of Transmittal

You have received this ADS Letter of Transmittal in connection with the offer (the “Offer”) by Mittal Steel Company N.V., a public limited company incorporated in The Netherlands (“Mittal Steel”), for all shares of common stock of Arcelor S.A., a Luxembourg public limited liability company (société anonyme) (“Arcelor”), issued as of February 6, 2006, or issued prior to expiration of the initial acceptance period (or any subsequent offering period, as described in the U.S. Prospectus, as defined herein), upon conversion of Convertible Bonds, as defined herein, or upon exercise of Arcelor stock options granted prior to February 6, 2006, or in exchange for Usinor shares issued upon the exercise of Usinor stock options granted prior to February 6, 2006, and such other shares to which Mittal Steel may extend the Offer as described in its U.S. prospectus, dated [•], 2006 (the “U.S. Prospectus”) (all such shares, the “Arcelor Shares”); all Arcelor American Depositary Shares (“Arcelor ADSs”) (each Arcelor ADS representing one share of common stock of Arcelor) that represent Arcelor Shares; and all convertible bonds, known as OCEANEs, of Arcelor issued in June 2002 and maturing on June 27, 2017 outstanding on February 6, 2006 (the “Convertible Bonds”).

Mittal Steel is conducting the Offer through two separate offers: an offer open to all holders of Arcelor Shares and Convertible Bonds who are U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended) and to all holders of Arcelor ADSs, wherever located (the “U.S. Offer”); and an offer open to (i) holders of Arcelor Shares and Convertible Bonds who are located in Belgium, France, Luxembourg and Spain and (ii) holders of Arcelor Shares and Convertible Bonds who are located outside of Belgium, France, Luxembourg, Spain, Japan, The Netherlands and the United States to the extent that such holders may participate in such offer pursuant to applicable local laws and regulations (the “European Offer”). The U.S. Offer and European Offer have identical terms and conditions other than the date of commencement and the duration of the initial acceptance period. The U.S. Offer is being made by means of the U.S. Prospectus.

The Offer is comprised of both a “primary” mixed cash and exchange offer (the “Primary Offer”) and two “secondary” capped offers, one for cash only and the other for class A common shares of Mittal Steel only (the “Secondary Offers”). Pursuant to the Primary Offer, Mittal Steel is offering to exchange (i) one (1) class A common share of Mittal Steel and €10.05 in cash for each Arcelor Share or Arcelor ADS tendered and (ii) one (1) class A common share of Mittal Steel and €12.92 in cash for each Arcelor Convertible Bond tendered, in each case, subject to the terms and conditions set forth in the U.S. Prospectus and this ADS Letter of Transmittal, as each may be amended or supplemented from time to time. Pursuant to the Secondary Offers, Mittal Steel is offering to exchange (i) €36.69 in cash for each Arcelor Share or Arcelor ADS tendered or (ii) 1.3773 class A common shares of Mittal Steel for each Arcelor Share or Arcelor ADS tendered in each case, subject to the terms and conditions set forth in the U.S. Prospectus and this ADS Letter of Transmittal, as each may be amended or supplemented from time to time. The consideration offered in each of the Primary Offer and the Secondary Offers is subject to automatic adjustment detailed in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration.”

U.S. holders of Arcelor Shares and all holders Arcelor ADSs who wish to tender such securities into the U.S. Offer may elect to participate in the Primary Offer or the Secondary Offers. Tenders in the Secondary Offers are, however, subject to a pro-ration and allocation procedure described in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration.” Cash consideration paid to tendering holders of Arcelor ADSs will be the U.S. dollar equivalent of the euro amounts paid to tendering holders of Arcelor Shares in the Primary Offer and the Secondary Offers, respectively, converted using the noon buying rate, as published by the Federal Reserve Bank of New York, on the business day prior to the settlement date, less any required withholding taxes and without interest thereon. See “The Offer—Delivery of New Mittal Steel Shares and Cash—Arcelor ADSs.”

The U.S. Offer and withdrawal rights will expire at [•], New York City Time, on [•], 2006, or on such subsequent date or time to which the U.S. Offer may be extended (the “Expiration Date”). If Mittal Steel decides to provide a subsequent offering period, holders of Arcelor ADSs who did not exchange prior to the Expiration Date will have an opportunity to accept the U.S. Offer during such subsequent offering period. Mittal Steel will publicize any subsequent offering period and the related expiration date.

This ADS Letter of Transmittal is to be completed by holders of Arcelor ADSs, if (i) American Depositary Receipts (“ADRs”) evidencing the Arcelor ADSs are to be forwarded herewith; or (ii) unless an Agent’s Message (as defined below) is utilized, delivery is to be made by book-entry transfer to the ADS Centralizing Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures described in the U.S. Prospectus, under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs.” Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the ADS Centralizing Agent. See Instruction 2.

Holders whose Arcelor ADSs are not immediately available or who cannot deliver the ADRs evidencing their Arcelor ADSs and all other documents required by this ADS Letter of Transmittal to the ADS Centralizing Agent by the Expiration Date, or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Arcelor ADSs pursuant to the guaranteed delivery procedures described in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs—Guaranteed Delivery.”

Acceptance of the U.S. Offer in respect of Arcelor Shares (except insofar as they are represented by Arcelor ADSs) and Convertible Bonds cannot be made by means of this ADS Letter of Transmittal. If you hold Arcelor Shares or Convertible Bonds directly, you can obtain a Share Form of Acceptance or Convertible Bond Form of Acceptance for tendering those securities from D.F. King, the Information Agent, at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal, or contact your financial intermediary or your custodian, as the case may be. See Instruction 11 of this ADS Letter of Transmittal. Arcelor Shares and Convertible Bonds held by non-U.S. holders cannot be tendered into the U.S. Offer and can only be tendered into the European Offer. Information on the European Offer may also be obtained from the Information Agent at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal.

Your bank or broker can assist you in completing this ADS Letter of Transmittal. The instructions included with this ADS Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the U.S. Prospectus and this ADS Letter of Transmittal may be directed to D.F. King, the Information Agent, at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the U.S. Prospectus, the terms and procedures in the U.S. Prospectus shall govern.

If delivery of Arcelor ADSs is to be made by book-entry transfer to an account maintained by the ADS Centralizing Agent at the Book-Entry Transfer Facility, then either this ADS Letter of Transmittal or an Agent’s Message should be used. The term “Agent’s Message” means a message that is transmitted by the Book-Entry Transfer Facility to, and received by, the ADS Centralizing Agent and that forms a part of a book-entry confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from a participant in the Book-Entry Transfer Facility’s system that (i) the participant is tendering Arcelor ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal, and (iii) Mittal Steel and the ADS Centralizing Agent may enforce the agreement against the participant.

☐	CHECK HERE IF ARCELOR ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE ADS CENTRALIZING AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________________________

DTC Participant Number:_____________________________________________________________________

Transaction Code Number:_____________________________________________________________________

☐	CHECK HERE IF ARCELOR ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE ADS CENTRALIZING AGENT. ENCLOSE A COPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Owner(s):_____________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________________________

Window Ticket No. (if any) or DTC Participant Number:_____________________________________

Transaction Code Number (if DTC Participant):_________________________________________________

Name of Institution that Guaranteed Delivery:___________________________________________________

Receipt of an ADS Notice of Guaranteed Delivery will not be treated as a valid acceptance for purposes of satisfying the conditions to the U.S. Offer, unless the Arcelor ADSs referred to in the ADS Notice of Guaranteed Delivery are received by the ADS Centralizing Agent prior to the expiration of the guarantee period.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Mittal Steel the above-described Arcelor ADSs, pursuant to the U.S. Offer, upon the terms and subject to the conditions set forth in the U.S. Prospectus, receipt of which is hereby acknowledged, and in this ADS Letter of Transmittal, and any amendments or supplements hereto or thereto.

The undersigned acknowledges that the undersigned is not required to make any election indicating whether the undersigned wishes to tender in the Primary Offer or the Secondary Offers, but that if the undersigned fails to make such an election the undersigned shall automatically be deemed to have elected to participate exclusively in the Primary Offer. The undersigned further acknowledges that the undersigned is not required to make the same election for all of the Arcelor ADSs that the undersigned tenders in the U.S. Offer.

The undersigned understands that the Secondary Offers of the European Offer and the U.S. Offer, on a combined basis, are subject to a pro-ration and allocation procedure described in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration—Offer for Arcelor Shares—Pro-Ration and Allocation Procedures,” that will ensure that, in the aggregate, the portion of the Offer consideration consisting of Mittal Steel class A common shares and the portion of the Offer consideration consisting of cash (excluding the effect of the treatment of fractional shares that would otherwise be issued and the impact of any adjustment to the Offer consideration referred to in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration—Offer for Arcelor Shares—Primary Mixed Cash and Exchange Offer” and “—Secondary Cash and Exchange Offers”) will be 72.6% and 27.4%, respectively, subject to adjustment as described in the U.S. Prospectus. With respect to Arcelor Shares or Arcelor ADSs tendered in the Secondary Offers, the amount of stock or cash that a specific holder receives will depend on the election of other holders of Arcelor Shares and Arcelor ADSs.

The undersigned acknowledges that, if it elects to participate in either or both of the Secondary Offers, it will not be informed of the exact number of Mittal Steel class A common shares or the amount of cash that it shall receive until settlement of the Offer. The undersigned also acknowledges that, if it does not properly complete and submit its election pursuant to this ADS Letter of Transmittal, or if there are any errors or mistakes in completing the “Election” box, including errors in the number of eligible elections that can be made with respect to the tendered Arcelor ADSs, any such tendered Arcelor ADSs shall be deemed to have been tendered in the Primary Offer.

The undersigned acknowledges that the consideration described above for the Primary Offer and Secondary Offers may be subject to adjustment if Arcelor makes specified distributions in respect of its share capital, acquires its shares or issues new voting securities or securities conferring the right to subscribe for, acquire or convert into voting securities, as set out in detail in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration.”

The undersigned hereby instructs the ADS Centralizing Agent to accept the U.S. Offer on behalf of the undersigned with respect to the Arcelor ADSs (which expression in this ADS Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Arcelor Shares represented thereby) delivered herewith, subject to terms and conditions set forth in the U.S. Prospectus and this ADS Letter of Transmittal, as each may be supplemented or amended from time to time.

The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the Arcelor ADSs and other required documents delivered to the ADS Centralizing Agent in connection herewith will be deemed (without any further action by the ADS Centralizing Agent) to constitute an acceptance of the U.S. Offer by the undersigned with respect to such Arcelor ADSs, subject to the rights of withdrawal set out in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Withdrawal Rights of Securityholders” and the terms and conditions set forth in this ADS Letter of Transmittal, as each may be supplemented or amended from time to time.

Subject to, and effective upon, acceptance for exchange of the Arcelor ADSs tendered herewith, in accordance with the terms of the U.S. Offer, the undersigned hereby:

(i)	sells, assigns and transfers to Mittal Steel all right, title and interest in and to all the Arcelor ADSs being tendered hereby and any and all other Arcelor Shares or securities issued or issuable in respect thereof and any and all dividends, distributions and rights issued or issuable in respect of such Arcelor ADSs (or such Arcelor Shares or securities) declared by Arcelor prior to, but not yet paid on, or whose record date has been set on or after, the settlement date of the U.S. Offer (collectively, “Distributions”); and

(ii)	irrevocably constitutes and appoints The Bank of New York, as the ADS Centralizing Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the ADS Centralizing Agent is also acting as the agent of Mittal Steel in connection with the U.S. Offer, with respect to such Arcelor ADSs and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such Arcelor ADSs (and any associated Distributions) or transfer the ownership of such Arcelor ADSs (and any associated Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Mittal Steel, and (b) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Arcelor ADSs (and all such other Arcelor Shares or securities) and any associated Distributions, all in accordance with the terms and conditions of the U.S. Offer.

The undersigned hereby irrevocably appoints each of the designees of Mittal Steel as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Arcelor ADSs tendered hereby that have been accepted for exchange and with respect to any Distributions. The designees of Mittal Steel will, with respect to the ADSs and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. This proxy and power of attorney is coupled with an interest in the tendered Arcelor ADSs, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of the Arcelor ADSs tendered with this ADS Letter of Transmittal by Mittal Steel in accordance with the terms of the U.S. Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Arcelor ADSs and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will be deemed ineffective). The undersigned understands that, in order for the Arcelor ADSs to be validly tendered, immediately upon Mittal Steel’s acceptance of such Arcelor ADSs, Mittal Steel or its designee must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Arcelor ADSs and any associated Distributions, including the right to instruct the ADS depositary with respect to voting at any meeting of Arcelor’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the U.S. Offer and to tender, exchange, sell, assign and transfer the Arcelor ADSs and any associated Distributions tendered hereby and that when the same are accepted for exchange by Mittal Steel, Mittal Steel will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that the same will not be subject to any adverse claims.

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, Mittal Steel or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Mittal Steel or the ADS Centralizing Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable Mittal Steel or the ADS Centralizing Agent to secure the full benefits of this ADS Letter of Transmittal.

All authority conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the U.S. Prospectus, this tender is irrevocable.

The undersigned understands that the valid tender of the Arcelor ADSs pursuant the procedures described in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs,” and the instructions hereto, will constitute a binding agreement between the undersigned and Mittal Steel upon the terms and subject to the conditions of the U.S. Offer. Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the U.S. Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the U.S. Prospectus, Mittal Steel may not be required to accept for exchange any of the Arcelor ADSs tendered hereby. If acceptance has been made in respect of Arcelor ADSs, then a separate acceptance in respect of Arcelor Shares represented by such Arcelor ADSs may not be made.

The undersigned understands that Mittal Steel will not issue any fraction of any Mittal Steel class A common shares. Instead, if the number of Arcelor ADSs that the undersigned tenders does not entitle it to receive a round number of Mittal Steel class A common shares, the undersigned will receive cash in an amount in U.S. dollars equal the product of the fraction of a Mittal Steel class A common share to which the undersigned would be entitled and the average sale price per Mittal Steel class A common share, realized on the market as described in the U.S. Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” in consideration of the Arcelor ADSs tendered hereby, the undersigned hereby instructs the ADS Centralizing Agent to:

(i)	issue a check for the cash portion of the consideration and one certificate evidencing the applicable number of Mittal Steel class A common shares for the Arcelor ADSs accepted for exchange, and/or

(ii)	return, or cause to be returned, all Arcelor ADRs evidencing Arcelor ADSs not tendered or accepted for exchange,

in the name(s) of the registered holder(s) appearing herein in the box entitled “Description of Arcelor American Depositary Shares (ADSs) Tendered.”

Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs the ADS Centralizing Agent to:

(i)	mail the certificate representing Mittal Steel class A common shares and the check, and/or

(ii)	return, or cause to be returned, any ADRs evidencing Arcelor ADSs not tendered or accepted for exchange (and accompanying documents, as appropriate),

to the undersigned at the address(es) appearing above in the box entitled “Description of Arcelor American Depositary Shares (ADSs) Tendered.”

In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are validly both completed, the undersigned hereby instructs the ADS Centralizing Agent to:

(i)	issue the check and/or register the Mittal Steel class A common shares for the ADSs accepted for exchange; and/or

(ii)	return, or cause to be returned, any ADRs evidencing Arcelor ADSs not tendered or accepted for exchange,

in the name(s) of the person or persons so indicated, and

(i)	mail, or cause to be mailed, such check and certificates to, and/or

(ii)	return, or cause to be returned, any ADRs evidencing any Arcelor ADSs not tendered or accepted for exchange (and accompanying documents, as appropriate)

to the address(es) of the person or person(s) so indicated.

In the case of a book-entry delivery of Arcelor ADSs, the undersigned hereby instructs the ADS Centralizing Agent to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the exchange consideration for the Arcelor ADSs accepted for exchange and (ii) any Arcelor ADSs that are not accepted for exchange. The undersigned recognizes that the ADS Centralizing Agent will not transfer ADSs from the name of the registered holder thereof if Mittal Steel does not accept for exchange any of the Arcelor ADSs so tendered.

The cash consideration paid to tendering Arcelor ADS holders will be paid in U.S. dollars converted using the noon buying rate, as published by the Federal Reserve Bank of New York, on the business day prior to the settlement date, less any required withholding taxes and without interest thereon. For further information see “The Offer—Delivery of New Mittal Steel Shares and Cash—Arcelor ADSs” in the U.S. Prospectus. Under no circumstances will interest be paid in respect of the exchange of cash and Mittal Steel class A common shares for Arcelor ADSs tendered, regardless of any delay in making the exchange.

The undersigned understands that Mittal Steel reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Arcelor ADSs tendered pursuant to the U.S. Offer, but any such transfer or assignment will not relieve Mittal Steel of its obligations under the U.S. Offer and will in no way prejudice the rights of holders to receive payment for Arcelor ADSs validly tendered and accepted for exchange pursuant to the U.S. Offer.

The terms and conditions of the U.S. Offer contained in the U.S. Prospectus, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

SUBJECT TO THE TERMS OF THE U.S. PROSPECTUS, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF ARCELOR ADSs PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ARCELOR ADSs IN RESPECT OF WHICH THE U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE ADS CENTRALIZING AGENT AS PROVIDED IN THE U.S. PROSPECTUS AND THIS ADS LETTER OF TRANSMITTAL.

MITTAL STEEL WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED ARCELOR ADSs. MITTAL STEEL’S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if ADRs evidencing Arcelor ADSs not tendered or not accepted for exchange and/or the check and Mittal Steel class A common shares with respect to the Arcelor ADSs accepted for exchange (less the amount of any backup withholding tax required to be withheld) are to be issued in the name of and sent to someone other than the undersigned.

Issue ☐ Check and/or ☐ ADRs and/or ☐ certificates representing Mittal Steel class A common shares to:

Name: ________________________________________________

                            (Please Print: First, Middle and Last Name)

Address: ______________________________________________

______________________________________________________

______________________________________________________

______________________________________________________

                                    (Include ZIP Code)

______________________________________________________

                (Taxpayer Identification or Social Security No.)

            (also complete Form W-9 below or W-8, as required)

☐ Credit ADSs tendered by book-entry transfer that are not accepted for exchange to the DTC account set forth below.

______________________________________________________

                                    (DTC account number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if ADRs evidencing Arcelor ADSs not tendered or not accepted for exchange, and/or the check and Mittal Steel class A common shares with respect to the Arcelor ADSs accepted for exchange (less the amount of any backup withholding tax required to be withheld), are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the “Special Issuance Instructions.”

Mail ☐ Check and/or ☐ ADRs and/or ☐ certificates representing Mittal Steel class A common shares to:

Name: ________________________________________________

                            (Please Print: First, Middle and Last name)

Address: ______________________________________________

______________________________________________________

______________________________________________________

______________________________________________________

                                    (Include ZIP Code)

______________________________________________________

                (Taxpayer Identification or Social Security No.)

            (also complete Form W-9 below or W-8, as required)

PRIMARY-SECONDARY OFFER ELECTION

(See Instruction 13)

1	Total number of Arcelor ADSs you are tendering Enter the total number of Arcelor ADSs you are tendering into the Primary Offer and the Secondary Offers. The number in Box 1 must equal the sum of the numbers in Box 2 and Box 3.	1
2	Primary Offer Enter the number of Arcelor ADSs you are tendering into the Primary Offer.	2
3	Secondary Offers Enter the number of Arcelor ADSs you are tendering into the Secondary Offers. You must also complete Box 3A and/or Box 3B if you make this election. In addition, the number in Box 3 must equal the sum of the numbers in Box 3A and Box 3B.	3
	Enter the number of Arcelor ADSs for which you would like to receive all cash consideration.	3A
	Enter the number of Arcelor ADSs for which you would like to receive all stock consideration.	3B

IMPORTANT— SIGN HERE

(Please also complete Form W-9 below or Form W-8, as required)

X

X

(Signature(s) of All Owner(s))

Dated: _______________________ , 2006

(Must be signed by registered owner(s) exactly as name(s) appear(s) on the ADR evidencing the Arcelor ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s): ____________________________________________________________________________________________

____________________________________________________________________________________________________

(Please Print)

Name of Firm: ________________________________________________________________________________________

Capacity (full title): ____________________________________________________________________________________

Address: _____________________________________________________________________________________________

(Include ZIP Code)

(Area Code) Telephone Number: ___________________________________________________________________________

Taxpayer Identification or Social Security No.: ________________________________________________________________

(See Form W-9)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; see Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

ZIP Code

(Area Code) Telephone Number

Dated: ___________________ , 2006

Place medallion guarantee in space below:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

To complete the ADS Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Arcelor American Depositary Shares (ADSs) Tendered.”

•	Sign and date the ADS Letter of Transmittal in the box entitled “Sign Here.”

•	Complete and sign the Form W-9, if you are a United States person. See Instruction 15.

•	If you are not a United States person, do not complete the Form W-9. Instead, complete and submit the appropriate Form W-8. See Instruction 15.

In completing the ADS Letter of Transmittal, you may (but are not required to) complete the box entitled “Special Issuance Instructions” or complete the box entitled “Special Delivery Instructions.” If you complete the box entitled “Special Issuance Instructions” or “Special Delivery Instructions,” you must have your signature Medallion guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless this ADS Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. All signatures on this ADS Letter of Transmittal must be Medallion guaranteed by a financial institution (which include most commercial banks, savings and loan association and brokerage houses) that is a member in good standing of the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program or any other “Eligible Guarantor Institution,” as defined in Rule 17Ad-15 of the U.S. Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”), unless (i) this ADS Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Arcelor ADSs) of the Arcelor ADSs tendered hereby and such registered owner has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” herein or (ii) such Arcelor ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of ADS Letter of Transmittal and ADRs or Book-Entry Confirmations. This ADS Letter of Transmittal is to be used either if (i) ADRs evidencing the Arcelor ADSs for the U.S. Offer are to be forwarded herewith or (ii) unless an Agent’s Message (as defined below) is used, if Arcelor ADSs are to be delivered by book-entry transfer pursuant to the procedure set forth in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs.” A manually executed copy of this document may be used in lieu of the original. An Agent’s Message may be utilized if delivery of Arcelor ADSs is to be made by book-entry transfer to an account maintained by the ADS Centralizing Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs—Arcelor ADSs in Book-Entry Form.” ADRs evidencing all physically tendered Arcelor ADSs, or confirmation of a book-entry transfer, if such procedure is available, into the ADS Centralizing Agent’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Arcelor ADSs delivered by book-entry transfer together with a properly completed and duly executed ADS Letter of Transmittal (or manually executed copy thereof), or an Agent’s Message in the case of book-entry transfer, and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Centralizing Agent at one of its addresses set forth herein prior to the Expiration Date, or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs—Guaranteed Delivery.” If ADRs evidencing tendered Arcelor ADSs are forwarded to the ADS Centralizing Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

The term “Agent’s Message” means a message that is transmitted by the Book-Entry Transfer Facility to, and received by, the ADS Centralizing Agent and that forms a part of the Book-Entry Confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility’s system that (i) the participant is tendering Arcelor ADSs that are the subject of such Book-Entry Confirmation, (ii) the participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal, and (iii) Mittal Steel and the ADS Centralizing Agent may enforce the agreement against the participant.

Holders whose ADRs evidencing their tendered Arcelor ADSs are not immediately available or who cannot deliver all other required documents to the ADS Centralizing Agent on or prior to the expiration date for the U.S. Offer, or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Arcelor ADSs by properly completing and duly executing an ADS Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the U.S. Prospectus under “The Offer—Procedures for Tendering Arcelor Securities—Procedures for Tendering Arcelor ADSs—Guaranteed Delivery.” Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by Mittal Steel or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the ADS Notice of Guaranteed Delivery must be received by the ADS Centralizing Agent prior to the Expiration Date; and (iii) ADRs evidencing such tendered Arcelor ADSs or confirmation of the book-entry transfer of such Arcelor ADSs into the ADS Centralizing Agent’s account at the Book-Entry Transfer Facility, as well as an ADS Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this ADS Letter of Transmittal, must be received by the ADS Centralizing Agent within three New York Stock Exchange trading days after the date of execution of such ADS Notice of Guaranteed Delivery.

The method of delivery of this ADS Letter of Transmittal, ADRs evidencing Arcelor ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering Arcelor ADS holder, and the delivery will be deemed made only when actually received by the ADS Centralizing Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Arcelor ADSs will be purchased or accepted for exchange. By execution of this ADS Letter of Transmittal (or copy thereof), all tendering holders of Arcelor ADSs waive any right to receive any notice of the acceptance of their Arcelor ADSs for exchange.

All questions as to the validity, form and eligibility (including time of receipt) and acceptance of any tender of Arcelor ADSs hereunder will be determined by Mittal Steel in its sole and absolute discretion (which may delegate power in whole or in part to the ADS Centralizing Agent) and such determination shall be final and binding. Mittal Steel reserves the absolute right to waive any defect or irregularity in the tender of any Arcelor ADSs of any particular holder whether or not similar defects or irregularities are waived in the case of any other holder. A tender of Arcelor ADSs will not be deemed to have been made until all irregularities have been cured or waived. None of Mittal Steel or any of its affiliates or assigns, the ADS Centralizing Agent, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification.

3. Inadequate Space. If the space provided herein under “Description of Arcelor American Depositary Shares (ADSs) Tendered” is inadequate, the ADR numbers, the total number of Arcelor ADSs evidenced by such ADRs and the number of Arcelor ADSs tendered should be listed on a separate schedule and attached hereto, and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

4. Partial Tenders (Not Applicable to ADS Holders who Tender by Book-Entry Transfer). If fewer than all of the Arcelor ADSs represented by the ADRs delivered herewith to the ADS Centralizing Agent are to be tendered, fill in the number of Arcelor ADSs that are to be tendered in the column entitled “Number of Arcelor ADSs Tendered” in the box entitled “Description of Arcelor American Depositary Shares (ADSs) Tendered.” In such cases, new ADR(s) evidencing the remainder of the Arcelor ADSs that were evidenced by ADRs will be sent to the registered owner, unless otherwise provided in the box entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the expiration or termination of the U.S. Offer.

All Arcelor ADSs represented by ADRs delivered to the ADS Centralizing Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered owner(s) of the Arcelor ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such Arcelor ADSs without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the Arcelor ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any Arcelor ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of ADRs.

If this ADS Letter of Transmittal is signed by the registered owner(s) of the Arcelor ADSs listed and tendered hereby, no endorsements of ADRs or separate stock powers are required, unless payment is to be made to, or ADRs for Arcelor ADSs not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered owner(s), in which case, the ADR(s) evidencing the Arcelor ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such ADR(s). Signatures on such ADR(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered owner(s) of the Arcelor ADSs tendered hereby, the ADR(s) evidencing the Arcelor ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such ADR(s). Signatures on such ADR(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Mittal Steel of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes, Fees and Expenses. Mittal Steel is not responsible for any transfer taxes, fees or other expenses incurred by holders with respect to the tender, exchange and sale of Arcelor ADSs pursuant to the U.S. Offer. If the U.S. Offer is withdrawn, all reasonable expenses incurred by Arcelor securityholders for the purpose of tendering Arcelor securities in the U.S. Offer, as well as the costs associated with the return of such Arcelor securities to such securityholders, shall be borne by Mittal Steel as described in the U.S. Prospectus under “The Offer—Fees and Expenses.”

If payment of the cash consideration is to be made to any person other than the registered owner(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owners(s) or such person(s)) payable on account of the transfer to such person will be deducted from the cash consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

If ADSs are delivered to the office of the ADS Centralizing Agent in New York, tendering holders may be required to submit satisfactory evidence of the payment of any applicable New York State stock transfer tax.

7. Special Issuance and Delivery Instructions. If the check and/or Mittal Steel class A common shares exchanged for tendered Arcelor ADSs are to be issued or delivered, or ADRs evidencing Arcelor ADSs not tendered or accepted for exchange pursuant to the U.S. Offer are to be sent, to someone other than the person(s) signing this ADS Letter of Transmittal or to the person(s) signing this ADS Letter of Transmittal but at an address other than that shown in the box entitled “Description of Arcelor American Depositary Shares (ADSs) Tendered” herein, the appropriate “Special Delivery Instructions” box and/or “Special Issuance Instructions” box in this ADS Letter of Transmittal must be completed.

8. Requests for Assistance or Additional Copies. Holders of Arcelor ADSs must use either the ADS Letter of Transmittal or the ADS Notice of Guaranteed Delivery in order to tender their Arcelor ADSs and accept the U.S. Offer. Holders of Arcelor ADSs who deliver an ADS Notice of Guaranteed Delivery to accept the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering Arcelor ADSs to the ADS Centralizing Agent. Questions and requests for assistance or for additional copies of the U.S. Prospectus, the ADS Letter of Transmittal and the ADS Notice of Guaranteed Delivery, may be directed to the information agent at its telephone numbers listed on the back cover of this ADS Letter of Transmittal. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

9. Conditions; Waiver of Conditions. Mittal Steel’s obligation to accept Arcelor ADSs in the U.S. Offer is subject to the conditions set forth in the U.S. Prospectus. Certain of such conditions, however, may be waived, in whole or in part, by Mittal Steel, in its sole discretion, at any time until the settlement of the Offer. See “The Offer—Terms and Conditions of the Offer—Conditions to the Offer; Possible Withdrawal of Offer” in the U.S. Prospectus.

10. Lost, Destroyed or Stolen ADR Certificates. If any of your ADRs evidencing Arcelor ADSs has been lost, destroyed, mutilated or stolen, you should check the box on page 2 of this ADS Letter of Transmittal and indicate the number of ADSs represented by the lost, destroyed, mutilated or stolen ADRs, complete and sign this ADS Letter of Transmittal, and return it to the ADS Centralizing Agent at one of the addresses indicated on the front of this ADS Letter of Transmittal. The ADS Centralizing Agent will forward to you the documentation necessary to process your tender. This ADS Letter of Transmittal and related documents cannot be processed until you have complied with the procedures for replacing lost, destroyed, mutilated or stolen ADRs.

11. Holders of Convertible Bonds and Arcelor Shares Not Represented by Arcelor ADSs. U.S. holders of Arcelor Shares and Convertible Bonds have been sent the appropriate forms or forms of acceptance with the U.S. Prospectus and may not accept the U.S. Offer in respect of such Arcelor Shares and Convertible Bonds pursuant to this ADS Letter of Transmittal, except insofar as those Arcelor Shares are represented by Arcelor ADSs. If any holder of Arcelor Shares that are not represented by Arcelor ADSs or any holder of Convertible Bonds needs to obtain a copy of an appropriate form of acceptance, such holder should contact the Information Agent at the address and telephone number set forth on the back cover of this ADS Letter of Transmittal. Arcelor Shares and Convertible Bonds held by non-U.S. holders cannot be tendered into the U.S. Offer and can only be tendered into the European Offer.

12. No Interest; Currency. Under no circumstances will interest be paid on the exchange of Arcelor ADSs tendered for Mittal Steel class A common shares and/or cash, regardless of any delay in making the exchange or any extension of the Expiration Date. The cash consideration paid to tendering holders of Arcelor ADSs will be in U.S. dollars, converted using the noon buying rate, as published by the Federal Reserve Bank of New York, on the business day prior to the settlement date, and will be distributed, less any required withholding taxes and without interest thereon. For further information, see “The Offer—Delivery of New Mittal Steel Shares and Cash—Arcelor ADSs” in the U.S. Prospectus.

13. Primary-Secondary Offer Election. For each of your tendered Arcelor ADSs, you may elect to participate in the Primary Offer or one of the two Secondary Offers. You are not required to make any election (in which case you shall automatically be deemed to have elected to participate exclusively in the Primary Offer) or to make the same election for all of the Arcelor ADSs that you tender in the U.S. Offer. The Secondary Offers are subject to a pro-ration and allocation procedure described in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration—Offer for Arcelor Shares—Pro-Ration and Allocation Procedures,” that will ensure that, in the aggregate, the portion of the Offer consideration consisting of Mittal Steel class A common shares and the portion of the Offer consideration consisting of cash (excluding the effect of the treatment of fractional shares that would otherwise be issued and the impact of any adjustment to the Offer consideration referred to in the U.S. Prospectus under “The Offer—Terms and Conditions of the Offer—Offer Scope and Consideration—Offer for Arcelor Shares—Primary Mixed Cash and Exchange Offer” and “—Secondary Cash and Exchange Offer”) will be 72.6% and 27.4%, respectively, subject to adjustment as described in the U.S. Prospectus. With respect to Arcelor Shares or Arcelor ADSs tendered in the Secondary Offers, the amount of stock or cash that a specific holder receives will depend on the election of other holders of Arcelor Shares and Arcelor ADSs.

To elect to tender in the Primary Offer and/or one or both of the Secondary Offers with respect to any of your tendered Arcelor ADSs, you must provide the information requested above in the box entitled “Primary-Secondary Offer Election.” If there are any errors or mistakes in completing the “Primary-Secondary Offer Election” box, including errors in the number of eligible elections that can be made with respect to the tendered Arcelor ADSs, any such tendered Arcelor ADSs shall be allocated to the Primary Offer.

If you hold Arcelor ADSs in book-entry form and plan to tender Arcelor ADSs using an Agent’s Message, you should indicate your Primary and Secondary offer election(s) as part of the Agent’s Message.

14. Fractional Entitlements. You will not receive any fraction of a Mittal Steel class A common share. If the number of Arcelor ADSs you tendered does not entitle you to receive a round number of Mittal Steel class A common shares, you will receive cash in an amount equal to the product of the fraction of Mittal Steel class A common share to which you would be entitled and the average sale price per Mittal Steel class A common share, realized on the market as described in the U.S. Prospectus.

15. United States Withholding Tax; Form W-9; Form W-8. Under United States federal income tax law, if you tender your Arcelor ADSs, you generally are required to furnish the ADS Centralizing Agent either (i) a properly completed Form W-9, a copy of which is attached hereto as Exhibit A, with your correct taxpayer identification number (“TIN”), if you are a United States person, or (ii) a properly completed appropriate Internal Revenue Service Form W-8, if you are not a United States person.

Use Form W-9 only if you are a United States person. You generally will be subject to United States federal backup withholding at a rate of 28% on the cash consideration you receive in exchange for your Arcelor ADSs if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

If you have not been issued a TIN, you may write “Applied For” in the space provided in part I of the Form W-9 if you have applied for a TIN or intend to apply for a TIN. The ADS Centralizing Agent will withhold 28% of all reportable payments unless you provide a TIN to the ADS Centralizing Agent, or have otherwise established an exemption from backup withholding, by the time of payment.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, “Withholding of Tax on Nonresident Aliens and Foreign Entities.” You may obtain the applicable Form W-8 by accessing the IRS website at www.irs.gov. If you fail to furnish your correct TIN to the ADS Centralizing Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

For purposes of this Instruction 15, a “United States person” is a person that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over the trust’s administration and (2) one or more United States persons have the authority to control all of the trust’s substantial decisions.

Important: This ADS Letter of Transmittal (or a manually executed copy thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, together with the ADRs for all tendered Arcelor ADSs or Book-Entry Confirmation or a properly completed and duly executed ADS Notice of Guaranteed Delivery and all other required documents must be received by the ADS Centralizing Agent on or prior to the Expiration Date.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Exhibit A Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Other ➢	☐	Exempt from backup withholding

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ➢	Date ➢

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

• An individual who is a citizen or resident of the United States,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

• Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the

Form W-9 (Rev. 11-2005)	Page 3

LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner [3]
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Questions and requests for assistance or additional copies of the U.S. Prospectus, ADS Letter of Transmittal, the ADS Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer:

The Information Agent for the Offer is:

D. F. KING & CO., INC.

48 Wall Street

New York, New York 10005

Call Toll Free: 1 (800) 347-4857

Banks and Brokers Call: 1 (212) 269-5550

The Dealer Managers for the Offer are:

Goldman, Sachs & Co.

Citigroup Global Markets, Inc.

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

SG Americas Securities, LLC